Dreyfus

Tax-Smart

Growth Fund

ANNUAL REPORT August 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Independent Auditors' Report

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover


The Fund

Dreyfus

Tax-Smart Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Tax-Smart Growth Fund covers the 12-month period from September 1, 2000 through August 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

It is impossible to address the economy and the financial markets without mention of the devastating events that befell the U.S. on Tuesday, September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies.

Even before the September 11 attacks, a slowing economy and a return to more normal valuations took their toll on stocks that had previously risen too high, too fast. And, realistically, we must prepare ourselves for an investment environment that may become even more challenging in the wake of these traumatic events. Over the past 50 years, we at Dreyfus have seen investment climates wax and wane, alternately leading to optimism and pessimism among investors. But, through it all, three enduring investment principles have helped investors weather the periodic storms: ASSET ALLOCATION, DIVERSIFICATION and a LONG-TERM PERSPECTIVE. Together, these investing basics have consistently demonstrated their potential to improve performance, mitigate risk and combat volatility, even during exaggerated market swings.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section of www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 17, 2001





DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Tax-Smart Growth Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2001, the fund produced a total return of -17.10%.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -24.38%.(2)

We attribute the fund's and market's performance to slower economic growth and declining technology stock prices. However, we are pleased that the fund significantly outperformed the S&P 500 Index. We attribute our relative performance to our sector allocation strategy, which tended to emphasize consumer-oriented companies over many of the technology stocks that the S&P 500 Index held during the period.

What is the fund's investment approach?

The fund seeks long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. We evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also predicated on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to our objective of minimizing taxable distributions, we maintain a buy-and-hold investment strategy. This strategy is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

                                                             The Fund



DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth during the reporting period, which was aggravated by the continuing decline of technology stock prices. The steep decline of technology stocks throughout the reporting period created widespread concerns among businesses and investors, causing them to retreat to the sidelines. Responding to these fears, the Federal Reserve Board (the "Fed") reduced short-term interest rates seven times during the reporting period in an effort to avoid a recession, for a total interest-rate reduction of 3.00 percentage points.

Consistent with the fund's long-term perspective, we made only a few changes in this environment. We added to existing holdings of large, globally integrated oil companies, such as Exxon Mobil. We expect these companies to continue to benefit from energy prices that, over time, exceed historical averages. In addition, large energy companies may realize higher profits as demand rises for a limited supply of crude oil and natural gas.

In January 2001, we established a new position in AOL Time Warner, the global media and Internet company. We believe that the combination of Time Warner's media properties and AOL's online subscriber base could produce abundant cross-selling opportunities. We also purchased shares of American General, an insurance company being acquired by rival American International Group ("AIG"). In effect, we view our purchase of American General stock as an inexpensive way to buy shares of AIG.

On the other hand, we sold the fund's holdings of Gillette and Bristol-Myers Squibb during the second half of the reporting period. Gillette's earnings have been hurt by excess inventories and intensified price competition in its Duracell battery division. Our decision to sell Bristol-Myers Squibb was based on the delay of an important product launch. We replaced Bristol-Myers Squibb with Lilly (Eli) & Co., which we believe has a more promising roster of new drugs under development.

What is the fund's current strategy?

Despite volatile market conditions, we continue to follow our long-standing strategy of buying and holding companies that we believe will produce above-average earnings growth over the long term. In light of the current economic slowdown, we continue to believe that the energy and health care groups are best positioned to do so. In addition, certain consumer-related stocks -- primarily sellers of food, beverages, tobacco and household staples -- remain attractive because demand for their products is generally unaffected during economic downturns.

Over the long term, which is the perspective from which we manage the fund, we expect large, integrated energy companies to benefit from a favorable supply-and-demand balance, while the aging of the baby-boomer generation and ongoing medical advances should continue to fuel growth for pharmaceutical companies.

Despite lower stock prices, we have continued to maintain less exposure to technology stocks than the S&P 500 Index. As business conditions have deteriorated, these companies' earnings have also fallen. As a result, many technology companies continue to sell at prices that we consider excessive. However, we are monitoring the technology group closely with an eye toward possibly increasing participation when we become convinced that a meaningful recovery is underway.

September 17, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE


--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 8/31/01



                                                      Inception                                           From
                                                        Date                    1 Year                  Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                   9/30/98                 (17.10)%                   5.70%


((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS TAX-SMART GROWTH FUND ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

August 31, 2001

COMMON STOCKS--99.8%                                    Shares     Value ($)
--------------------------------------------------------------------------------

AUTOMOTIVE--2.0%

Ford Motor                                              52,445     1,042,082

BANKING--2.3%

Bank of America                                          3,036       186,714

SunTrust Banks                                          15,000      1,024,500

                                                                    1,211,214

CAPITAL GOODS--7.6%

Emerson Electric                                        12,000        643,200

General Electric                                        48,000      1,967,040

Honeywell International                                 18,000        670,680

Rockwell Collins                                        18,500        375,920

Rockwell International                                  20,000        321,000

                                                                    3,977,840

COMMUNICATIONS--5.0%

BellSouth                                               26,000        969,800

SBC Communications                                      26,580      1,087,388

Verizon Communications                                  12,000        600,000

                                                                    2,657,188

ELECTRONICS--4.0%

Intel                                                  76,000       2,124,960

ENERGY--9.9%

BP Amoco, ADR                                          25,000       1,272,000

Chevron                                                14,000       1,270,500

Exxon Mobil                                            66,160       2,656,324

                                                                    5,198,824

FINANCE-MISC.--10.8%

American Express                                        18,000        655,560

Citigroup                                               33,233      1,520,410

Federal Home Loan Mortgage                              10,000        628,800

Federal National Mortgage Association                   20,000      1,524,200

J.P. Morgan Chase & Co.                                 27,000      1,063,800

Merrill Lynch                                            6,000        309,600

                                                                    5,702,370

                                                                     The Fund


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                               Shares       Value ($)
--------------------------------------------------------------------------------

FOOD, BEVERAGE & TABACCO--10.4%

Coca-Cola                                               30,000      1,460,100

PepsiCo                                                 30,000      1,410,000

Philip Morris Cos.                                      55,000      2,607,000

                                                                    5,477,100

FOOD & DRUGS RETAIL--2.6%

Walgreen                                                40,000      1,374,000

HEALTH CARE--16.7%

Abbott Laboratories                                     20,000        994,000

Johnson & Johnson                                       38,000      2,002,980

Lilly (Eli) & Co.                                       15,000      1,164,450

Merck & Co.                                             25,000      1,627,500

Pfizer                                                  78,850      3,020,743

                                                                    8,809,673

HOUSEHOLD & PERSONAL PRODUCTS--3.3%

Colgate-Palmolive                                       16,000        866,400

Procter & Gamble                                        12,000        889,800

                                                                    1,756,200

INSURANCE--5.8%

American International Group                            11,580        905,556

Berkshire Hathaway, Cl. A                                   12  (a)   832,800

Berkshire Hathaway, Cl. B                                    6  (a)    13,872

Marsh & McLennan Cos.                                   14,000      1,300,600

                                                                    3,052,828

MEDIA/ENTERTAINMENT--6.8%

AOL Time Warner                                        22,500  (a)    840,375

Fox Entertainment Group, Cl. A                         20,000  (a)    490,400

McDonald's                                             23,000         690,690

McGraw-Hill Cos.                                       16,000         948,000

Viacom, Cl. B                                          15,000  (a)    636,000

                                                                    3,605,465

RETAIL--2.3%

Wal-Mart Stores                                       25,000        1,201,250




COMMON STOCKS (CONTINUED)                               Shares        Value ($)
-------------------------------------------------------------------------------

TECHNOLOGY--8.0%

Cisco Systems                                         36,000  (a)     587,880

EMC                                                   23,000  (a)     355,580

Hewlett-Packard                                       29,000          673,090

International Business Machines                       15,000        1,500,000

Microsoft                                             19,000  (a)   1,083,950

                                                                    4,200,500

TRANSPORTATION--2.3%

Norfolk Southern                                      19,300          359,366

United Parcel Service, Cl. B                          15,200          839,496

                                                                    1,198,862

TOTAL COMMON STOCKS

   (cost $54,145,872)                                              52,590,356
--------------------------------------------------------------------------------

PREFERRED STOCKS--.2%
--------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4428

   (cost $101,138)                                    4,000          111,000
-------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $54,247,010)                  100.0%       52,701,356

LIABILITIES, LESS CASH AND RECEIVABLES                 (.0%)          (13,266)

NET ASSETS                                            100.0%       52,688,090

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF ASSETS AND LIABILITIES

August 31, 2001

                                                             Cost      Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  54,247,010  52,701,356

Dividends receivable                                                    113,964

Receivable for shares of Common Stock subscribed                             17

                                                                     52,815,337
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    62,979

Cash overdraft due to Custodian                                          23,758

Payable for shares of Common Stock redeemed                              40,178

Interest payable--Note 4                                                    332

                                                                        127,247
-------------------------------------------------------------------------------

NET ASSETS ($)                                                        52,688,090
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      54,898,392

Accumulated undistributed investment income--net                        161,352

Accumulated net realized gain (loss) on investments                    (826,000)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            (1,545,654)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                       52,688,090
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,637,172

NET ASSET VALUE, offering and redemption price per share--
   Note 2(c) ($)                                                          14.49

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF OPERATIONS

Year Ended August 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $3,566 foreign taxes withheld at source)        882,349

Interest                                                                94,435

TOTAL INCOME                                                           976,784

EXPENSES:

Management fee--Note 2(a)                                              651,034

Distribution fees--Note 2(b)                                           147,962

Loan commitment fees--Note 4                                               671

Interest expense--Note 4                                                   332

TOTAL EXPENSES                                                         799,999

INVESTMENT INCOME--NET                                                 176,785
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              (754,018)

Net unrealized appreciation (depreciation) on investments          (10,501,386)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (11,255,404)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (11,078,619)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended August 31,
                                                  -----------------------------

                                                     2001                2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            176,785               79,714

Net realized gain (loss) on investments          (754,018)              554,939

Net unrealized appreciation (depreciation)
   on investments                             (10,501,386)            6,517,680

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (11,078,619)            7,152,333
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (65,816)              (87,987)

Net realized gain on investments                (625,258)                   --

TOTAL DIVIDENDS                                 (691,074)              (87,987)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                  10,095,291           19,856,309

Dividends reinvested                              672,120               84,693

Cost of shares redeemed                       (9,206,768)          (14,538,376)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  1,560,643             5,402,626

TOTAL INCREASE (DECREASE) IN NET ASSETS      (10,209,050)           12,466,972
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            62,897,140           50,430,168

END OF PERIOD                                  52,688,090           62,897,140

Undistributed investment income--net              161,352               50,383
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       620,066            1,218,653

Shares issued for dividends reinvested             41,058                5,189

Shares redeemed                                 (581,283)             (890,258)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      79,841              333,584

SEE NOTES TO FINANCIAL STATEMENTS.




FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                       Year Ended August 31,
                                                                               --------------------------------------------

                                                                               2001           2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                                          17.68          15.64            12.50

Investment Operations:

Investment income--net                                                          .05(b)         .02(b)           .06(b)

Net realized and unrealized
   gain (loss) on investments                                                 (3.05)          2.05             3.10

Total from Investment Operations                                              (3.00)          2.07             3.16

Distributions:

Dividends from investment income--net                                          (.02)          (.03)            (.02)

Dividends from net realized gain on investments                                (.17)           --               --

Total Distributions                                                            (.19)          (.03)            (.02)

Net asset value, end of period                                                14.49          17.68            15.64
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                             (17.10)         13.22            25.26(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                        1.35           1.35             1.24(c)

Ratio of net investment income
   to average net assets                                                        .30            .14              .26(c)

Portfolio Turnover Rate                                                        4.07          11.47              --
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                        52,688         62,897            50,430

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO AUGUST 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.


SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund




NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Tax-Smart Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the fund. The fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) FINANCIAL FUTURES: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At August 31, 2001, there were no open financial futures contracts.

(d) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(e) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $70,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2001. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States of America. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company,

The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

(b) DISTRIBUTION PLAN: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .25% of the value of the fund's average daily net assets to compensate Mellon Bank, the Manager or the Distributor for shareholder servicing activities and the Distributor for expenses primarily intended to result in the sale of fund shares. During the period ended August 31, 2001, the fund was charged $147,962 pursuant to the Plan.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

(d) BROKERAGE COMMISSIONS: During the period ended August 31, 2001, the fund incurred total brokerage commissions of $8,314, of which $292 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2001, amounted to $6,219,814 and $2,345,574, respectively.

At August 31, 2001, accumulated net unrealized depreciation on investments was $1,545,654, consisting of $3,599,389 gross unrealized appreciation and $5,145,043 gross unrealized depreciation.

At August 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 2001, was approximately $8,000, with a related weighted average annualized interest rate of 4.16%.


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax-Smart Growth Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of August 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax-Smart Growth Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/KPMG

New York, New York
October 3, 2001

                                                             The Fund



IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.




                        For More Information

                        Dreyfus
                        Tax-Smart Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser
                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  047AR0801